EX-10.5 SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

This SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) is made and entered into as of the 31st day of January, 2013, between HERITAGE-CRYSTAL CLEAN, LLC, an Indiana limited liability company (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Third Amended and Restated Credit Agreement, dated as of December 14, 2009, as amended from time to time (the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has requested that the Lender, and the Lender has agreed to, on the terms and subject to the conditions set forth herein, extend the Maturity Date with respect to the Revolving Loans from January 31, 2013 to February 28, 2013, as set forth below;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Sixth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendment to Section 1.01(Definitions) of the Credit Agreement.

(a)The definition of Maturity Date is hereby amended to read in its entirety as follows:

““Maturity Date” means (i) with respect to the Revolving Loans, February 28, 2013 and (ii) with respect to the Term A Loan, March 15, 2016.”
(b)The following definitions are added to Section 1.01 in the appropriate alphabetical order:
““Sixth Amendment” means the Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of the Sixth Amendment Date, between the Borrower and the Lender, and joined for certain purposes by the Parent.”
““Sixth Amendment Date” means January 31, 2013.”
3.Conditions to Effectiveness. Upon the receipt by the Lender of a counterpart signature page to this Sixth Amendment duly executed and delivered by the Borrower, the

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EX-10.5 SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Parent and the Lender, this Sixth Amendment shall be deemed effective as of the Sixth Amendment Date.

4.Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

(a)The execution, delivery and performance of this Sixth Amendment and the transactions contemplated hereby (i) are within the authority of each of the Loan Parties, (ii) have been duly authorized by all necessary corporate proceedings by each of the corporate Loan Parties, and by all necessary proceedings by the managers or members (as required) by each of the limited liability company Loan Parties, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Loan Parties is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Loan Parties so as to materially adversely affect the assets, business or any activity of the Loan Parties, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws of the corporate Loan Parties, the articles of organization or operating agreements of the limited liability company Loan Parties, or any agreement or other instrument binding upon any of the Loan Parties.

(b)The execution, delivery and performance of this Sixth Amendment will result in valid and legally binding obligations of the Loan Parties enforceable against them in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)The execution, delivery and performance by the Loan Parties of this Sixth Amendment, and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or governmental agency or authority.

(d)The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, both before and after giving effect to this Sixth Amendment, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. For purposes of this Paragraph 4(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement.

(e)Both before and after giving effect to this Sixth Amendment, no Default or Event of Default under (and as defined in) the Credit Agreement has occurred and is continuing.

5.No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and

EX-10.5 SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

be continuing or, except as expressly provided herein, to otherwise modify any provision of the Credit Agreement or other Loan Document, or (ii) give rise to any defenses or counterclaims to the Lender's right to compel payment of the Obligations when due or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

6.Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents, all documents, instruments and agreements related thereto and the Obligations are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Sixth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Sixth Amendment.

7.GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.Counterparts; Etc. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Any counterpart signed by all parties may be introduced into evidence in any action or proceeding without having to produce or account for the other counterparts. Likewise, the existence of this Sixth Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects. This Sixth Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

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EX-10.5 SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

(Signature Page to First Amendment to
Third Amended and Restated Credit Agreement)

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Third Amended and Restated Credit Agreement as of the date first set forth above.
HERITAGE-CRYSTAL CLEAN, LLC, an
Indiana limited liability company

By:    /s/ Mark DeVita
Name: Mark DeVita
Title:     Chief Financial Officer

BANK OF AMERICA, N.A.

By:    /s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

By its signature below, the Parent hereby acknowledges and agrees to the terms of this Sixth Amendment, including, without limitation, the representations and warranties applicable to the Parent contained herein. The Parent hereby affirms its obligations of payment and performance under the Guaranty dated as of May 30, 2008 by the Parent, and agrees that all “Obligations”, as defined in the Credit Agreement and after giving effect to this Sixth Amendment and the extension of the Maturity Date for Revolving Loans herein, are covered by and guaranteed under the Guaranty.

HERITAGE-CRYSTAL CLEAN, INC.,
a Delaware corporation

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Chief Financial Officer

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